GLOBAL TACTICAL FUND

GIVYX

 (A Series of Collaborative Investment Series Trust)

Supplement dated June 8, 2020 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 22, 2019 as previously supplemented on March 6, 2020 and May 14, 2020

The following supersedes any contrary information contained in any current Prospectus or Statement of Additional Information

The Fees and Expenses of the Fund section on page 1 of the Prospectus is replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 60 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	1.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.50%
Interest and Dividend Expenses Related to Short Selling	0.10%
Remaining Other Expenses	0.40%
Acquired Fund Fees and Expenses (1), (2)	0.20%
Total Annual Fund Operating Expenses(1)	2.20%
Fee Waiver and/or Expense Reimbursement (3)	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	2.15%

(1) Estimated for the initial fiscal period.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

      (3) The Fund’s adviser, Greenwich Ivy Capital LLC (the “Adviser”) has contractually agreed to reduce its fees and to reimburse expenses, at least through May 31, 2021, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing         interest,   brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees         and expenses or extraordinary expenses such as litigation) will not exceed 1.85% of the average daily net assets attributable to the Institutional Class shares. These fee waivers           and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment           can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment.  This agreement may be terminated only by the Fund’s         Board of Trustees, on 60 days’ written notice to the Fund’s Adviser.

The Management section on page 11 of the prospectus is replaced with the following:

INVESTMENT ADVISER:

Greenwich Ivy Capital LLC, located at 50 Sound View Drive, Suite 1S, Greenwich, CT 06830, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees (the “Board” or the “Trustees”), the Adviser is responsible for the overall management of the Fund’s investment portfolio.  The Adviser is responsible for selecting and supervising the Fund’s investments according to the Fund’s investment objectives, policies, and restrictions. The Adviser is a Delaware limited liability company formed in 2018 to provide investment advisory services to individual and institutional clients and registered funds.

Pursuant to a management agreement, the Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through May, 31 2021 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.85% of the average daily net assets attributable to the Institutional Class shares of the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated only by the Fund’s Board, on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance. A discussion regarding the basis for the Board’s approval of the Management Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 22, 2019 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references.  These documents are available upon request and without charge by calling 1-800-869-1679.